Exhibit 10.56

February 27, 2023

Walleye Opportunities Master Fund Ltd

2800 Niagara Lane North

Plymouth, MN 55447

Re:	Can B̅ Corp. – Promissory Notes and Security Interest in favor of Walleye Opportunities Master Fund Ltd

Ladies and Gentlemen:

Reference is made to (a) that certain Securities Purchase Agreement dated as of December 10, 2020, by and among Can B̅ Corp., a Florida corporation (together with its successors and assigns, the “Company” or the “Parent”), Arena Special Opportunities Partners I, LP, a Delaware limited partnership, in its capacity as a purchaser (“Arena Partners I”), Arena Special Opportunities Fund, LP, a Delaware limited partnership, in its capacity as a purchaser (“Arena Fund”, and together with Arena Partners I, collectively, the “Arena Purchasers”, “we” or “us”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2020 Arena Purchase Agreement”), pursuant to which the Company issued to the Arena Purchasers, among other things, those certain Original Issue Discount Senior Secured Convertible Promissory Notes in the aggregate original principal amount of two million seven hundred thousand seven hundred seventy eight Dollars ($2,777,778) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2020 Arena Notes”), (b) that certain Securities Purchase Agreement dated as of May 17, 2021, by and among the Company, Arena Partners I in its capacity as a purchaser and Arena Fund in its capacity as a purchaser (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2021 Arena Purchase Agreement”, and together with the 2020 Arena Purchase Agreement, collectively, the “Arena Purchase Agreements”), pursuant to which the Company issued to the Arena Purchasers, among other things, those certain Original Issue Discount Senior Secured Convertible Promissory Notes in the aggregate original principal amount of one million five hundred thousand Dollars ($1,500,000) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Arena Notes”), (c) that certain Security Agreement dated as of December 10, 2020, by and among the Company and its subsidiaries, each in its respective capacity as a debtor, and the Arena Purchasers as secured parties (the “Arena Secured Parties”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Arena Security Agreement”), pursuant to which, in order secure the obligations of the Company and its subsidiaries under the Arena Transaction Documents (as defined below) (collectively, the “Arena Obligations”), the Company and its subsidiaries have granted security interests in all their present and after-acquired property (the “Arena Collateral”) to the Arena Secured Parties, (d) that certain Assignment Agreement, an executed copy of which is attached as Exhibit A hereto (the “Arena-Can B AR Assignment Agreement”) dated as of February 27, 2023 by and among the Company, the Arena Purchasers, Duramed, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (together with its successors and assigns, “Duramed”), Duramed MI, LLC, a Nevada limited liability company formerly known as DuramedNJ LLC and wholly-owned subsidiary of the Company (together with its successors and assigns, “Duramed MI” and together with Duramed, the “Duramed Subsidiaries”), pursuant to which the Duramed Subsidiaries have assigned to the Arena Purchasers certain Receivables (defined therein), and (e) that certain Forbearance Agreement, an executed copy of which is attached as Exhibit B hereto (the “Arena-Can B Forberance Agreement”) dated as of February 27, 2023 by and among the Company, the Arena Purchasers, Arena Investors, LP, as agent for the Arena Purchasers (the “Arena Agent”), the Duramed Subsidiaries, CO Botanicals LLC, a Nevada limited liability company and wholly-owned subsidiary of the Company (together with its successors and assigns, “CO Botanicals”), and Botanical Biotech LLC, a Nevada limited liability company and wholly-owned subsidiary of the Company (together with its successors and assigns, “Botanical Biotech LLC”, and together with CO Botanicals and the Duramed Subsidiaries, collectively, the “Revenue Sweep Subsidiaries”, and each individually, a “Revenue Sweep Subsidiary”), TN Botanicals LLC, a Nevada limited liability company, Imbibe Wellness Solutions, LLC, a Nevada limited liability company, formerly known as Radical Tactical LLC, Imbibe Wellness Solutions II, LLC, a Nevada limited liability company, Pure Health Products LLC, a New York limited liability company, Green Grow Farms Inc., a New York corporation, and Pivt Labs, LLC, a Nevada limited liability company, formerly known as NY Hemp Depot LLC, pursuant to which it is contemplated, among other things, that the Company and the Revenue Sweep Subsidiaries shall be required to deliver and execute deposit account control agreements for the benefit of the Arena Agent on behalf of Arena Purchasers with respect to the deposit accounts maintained and controlled by the Company and the Revenue Sweep Subsidiaries (collectively, the “Arena DACAs”, and each individually an “Arena DACA”), and M&T Bank. As used herein, the term “Arena Transaction Documents” shall mean, collectively, the Arena Purchase Agreements, the Arena Notes, the Arena Security Agreement, the Arena-Can B AR Assignment Agreement, the Arena-Can B Forbearance Agreement, the Arena DACAs and any other documents, amendments or supplements delivered or executed by the Company or any of its affiliates or subsidiaries in connection therewith, each individually, an “Arena Transaction Document”).

1.	Each of the Arena Notes prohibits the Company from, and prohibits the Company from permitting any of its subsidiaries to, without the prior written consent of the holder of such Arena Note (each such holder, an “Arena Note Holder”), (a) creating, incurring, guaranteeing or suffering to exist Indebtedness (as defined in the Arena Notes, “Indebtedness”) other than Permitted Indebtedness (as defined in the Arena Notes, “Permitted Indebtedness”), (b) repaying or offering to repay any Indebtedness other than the Liabilities (as defined in the Arena Notes), and other than regularly scheduled payments of Permitted Indebtedness, as such terms are in effect on the Original Issue Date (as defined in the Arena Notes), and (c) creating, incurring, guaranteeing or suffering to exist Liens (as defined in the Arena Notes, “Liens”) other than Permitted Liens (as defined in the Arena Notes).

2.	Arena Note Holder Consent to Walleye Transactions and Walleye Transaction Documents.

We understand that:

(a) the Company entered into that certain Securities Purchase Agreement dated as of August 30, 2022 by and between the Company and Walleye Opportunities Master Fund Ltd, a Cayman Islands exempted company with limited liability (“Walleye”) (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2022 Walleye Purchase Agreement”), pursuant to which the Company issued, among other things, that certain Promissory Note in the original principal amount of three hundred eighty five thousand Dollars ($385,000) dated as of August 30, 2022 for the benefit of Walleye (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Walleye Note”);

(b) the Company is contemplating entering into that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Walleye (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “2023 Walleye Purchase Agreement”, and together with the 2022 Walleye Purchase Agreement, collectively, the “Walleye Purchase Agreements”), pursuant to which, among other things, the Company plans to issue a further Promissory Note in the original principal amount of one million eight hundred twenty three thousand five hundred and twenty-nine Dollars ($1,823,529) on or about the date hereof for the benefit of Walleye in the form attached hereto as Exhibit C (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Second Walleye Note”, and together with the First Walleye Note, collectively, the “Walleye Notes”, and each individually, a “Walleye Note”), which Second Walleye Note shall provide, among other things, that upon the occurrence of an Event of Default (under and as such term is defined in the Second Walleye Note), during the period commencing on and including the first Business Day of the calendar month immediately following the calendar month during which such Event of Default occurred until the earlier to occur of (x) the curing of such Event of Default and (y) the satisfaction in full of all of the Company’s obligations under the Second Walleye Note (any such period, a “Revenue Sweep Period”) each of the Revenue Sweep Subsidiaries shall be required to make monthly payments to Walleye, in satisfaction of the Company’s obligations under the Second Walleye Note (the “Second Walleye Note Obligations”), with each such monthly payment being payable in cash on the first Business Day of each calendar month during the applicable Revenue Sweep Period (each such date, a “Monthly Revenue Sweep Payment Date”) by each Revenue Sweep Subsidiary in an amount equal to ten percent (10%) of such Revenue Sweep Subsidiary’s Eligible Revenues (as defined below) for the preceding calendar month (such monthly payments, collectively, the “Monthly Revenue Sweep Payments”, and each individually, a “Monthly Revenue Sweep Payment”); provided, however, and for the avoidance of doubt, (i) any Revenue Sweep Period and (ii) any entitlement and rights of Walleye with respect to any Monthly Revenue Sweep Payments and any Revenue Sweep Subsidiary Pledged Revenues (as defined below) shall only exist following the execution of the Second Walleye Note; and

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(c) in order to secure the obligations of the Company under the Second Walleye Note and the obligations of each of the Revenue Sweep Subsidiaries to make the Monthly Revenue Sweep Payments to Walleye as such payments become due and payable, the Company and each of the Revenue Sweep Subsidiaries intend to enter into a Revenue Pledge and Security Agreement on or around the date hereof by and among the Revenue Sweep Subsidiaries as debtors, the Company, and Walleye as secured party, in the form attached hereto as Exhibit D (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Walleye Revenue Pledge and Security Agreement”), which shall provide, among other things, that, subject to the terms of this Agreement: (i) each Revenue Sweep Subsidiary shall grant to Walleye (1) a first-priority continuing security interest in, Lien on and right of set-off against ten percent (10%) of any and all Eligible Revenues (as defined below) of such Revenue Sweep Subsidiary during any and all Revenue Sweep Periods, including without limitation any such Eligible Revenues received in cash by such Revenue Sweep Subsidiary during any and all Revenue Sweep Periods and the products, proceeds and accessions of any such Eligible Revenues (the “Revenue Sweep Subsidiary Pledged Revenues”) and (2) a security interest in, Lien on and right of set-off against all deposit accounts of such Revenue Sweep Subsidiary; and (ii) the Company shall grant to Walleye a security interest in, Lien on and right of set-off against all deposit accounts of the Company.

As used herein, the term “Eligible Revenues” shall mean, with respect to Revenue Sweep Subsidiary, with respect to any period as of any date of determination, the revenue of such Revenue Sweep Subsidiary for such period (x) generated from sales of goods and/or the provision of services by any such Revenue Sweep Subsidiary occurring after the execution of the Second Walleye Note and/or (y) arising from accounts receivable of such Revenue Sweep Subsidiary generated from sales of goods and/or the provision of services by any such Revenue Sweep Subsidiary occurring after the execution of the Second Walleye Note (as determined in accordance with GAAP).

As used herein, the term “Non-Eligible Revenues” shall mean, with respect to any Revenue Sweep Subsidiary, with respect to any period as of any date of determination, the revenue of such Revenue Sweep Subsidiary for such period (x) generated from sales of goods and/or the provision of services by any such Revenue Sweep Subsidiary, (y) arising from accounts receivable of such Revenue Sweep Subsidiary generated from sales of goods and/or the provision of services by any such Revenue Sweep Subsidiary, and/or (z) which is not Revenue Sweep Subsidiary Pledged Revenues (as determined in accordance with GAAP).

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As used herein, the term “GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the U.S. Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

As used herein, the term “Walleye Transaction Documents” shall mean, collectively, the Walleye Purchase Agreements, the Walleye Notes, the Walleye Revenue Pledge and Security Agreement, and any other documents delivered or executed by the Company or any of its subsidiaries in connection therewith, each individually, a “Walleye Transaction Document”).

Notwithstanding anything to the contrary contained in the Arena Notes or any other Arena Transaction Document, each of the Arena Purchasers, each in its respective capacity as an Arena Note Holder, and the Arena Agent hereby (a) consent to (i) the incurrence by the Company of the Indebtedness under the Walleye Notes and the Company’s execution and issuance of, and performance of its obligations under, the Walleye Notes, (ii) the repayment by the Company of any Indebtedness owing to Walleye under the Walleye Notes in accordance with the terms of the Walleye Notes and this letter agreement (this “Agreement”), (iii) the incurrence by each of the Revenue Sweep Subsidiaries of any Indebtedness owing as a result of their respective obligations to make Monthly Revenue Sweep Payments pursuant to the Second Walleye Note and the Walleye Revenue Pledge and Security Agreement, (iv) the grant by each the Revenue Sweep Subsidiaries to Walleye of a first-priority continuing security interest in, Lien on and right of set-off against the Revenue Sweep Subsidiary Pledged Revenues ranking senior to any security interests and/or Liens granted to the Arena Secured Parties and/or the Arena Agent for and on behalf of the Arena Secured Parties therein, subject to the terms and conditions of the Walleye Revenue Pledge and Security Agreement and this Agreement , and (v) the Company’s and each of the Revenue Sweep Subsidiaries’ execution and issuance of, and performance of each of their obligations under and in connection with, the Walleye Revenue Pledge and Security Agreement (the “Walleye Transactions”), subject to the terms and conditions of this Agreement and (b) agree that the Company’s and each of the Revenue Sweep Subsidiaries’ execution and issuance of, and the performance by the Company and each of the Revenue Sweep Subsidiaries of any of their respective obligations under the Walleye Notes and/or the Walleye Revenue Pledge and Security Agreement, as applicable, shall not constitute an Event of Default (under and as defined in the Arena Notes), subject to the terms and conditions of this Agreement.

As it relates to relative rights of the Arena Secured Parties and the Arena Agent, on the one hand, and Walleye, on the other hand, in the accounts receivable of the Revenue Sweep Subsidiaries, notwithstanding anything herein to the contrary, Walleye shall only have rights in respect of those accounts receivable of the Revenue Sweep Subsidiaries generated from sales of goods and/or the provision of services by the Revenue Sweep Subsidiaries occurring after the execution of the Second Walleye Note; provided, further, the Arena Secured Parties and the Arena Agent are limiting the subordination of their Liens and secured creditor rights with respect the accounts receivable of the Revenue Sweep Subsidiaries pursuant to this Agreement solely with respect to any such accounts receivable of the Revenue Sweep Subsidiaries generated from sales of goods and/or the provision of services by the Revenue Sweep Subsidiaries occurring after the execution of the Second Walleye Note.

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3.	Limitation of Walleye Security Interest; Certain Representations, Covenants and Agreements of Walleye.

(a) The Company, each of the Revenue Sweep Subsidiaries and Walleye hereby agree that, (a) except for (i) the Revenue Sweep Subsidiary Pledged Revenues and (ii) the deposit accounts held or controlled by the Revenue Sweep Subsidiaries and subject to the terms and conditions of the Walleye Revenue Pledge and Security Agreement, the Arena Transaction Documents and this Agreement, the Second Walleye Note Obligations shall not be secured by any additional property or assets of the Company or any of the Revenue Sweep Subsidiaries (or any other subsidiary or other affiliate of the Company), (b) the First Walleye Note and the obligations of the Company thereunder shall not be secured by any property or assets of the Company or any subsidiary or affiliate of the Company, and (c) none of them will amend the First Walleye Note, Second Walleye Note, the Walleye Revenue Pledge and Security Agreement or any other Walleye Transaction Document to permit any additional property or assets of the Company and/or the Revenue Sweep Subsidiaries (or any subsidiary or other affiliate of the Company) to secure the Second Walleye Note Obligations other than (i) the Revenue Sweep Subsidiary Pledged Revenues and (ii) the deposit accounts held or controlled by the Revenue Sweep Subsidiaries, pursuant to and subject the terms and conditions in the Walleye Revenue Pledge and Security Agreement in the form attached hereto as Exhibit D and subject in each case to the terms of this Agreement.

(b) Walleye hereby represents, warrants, covenants and agrees, notwithstanding and term or provision of the Walleye Revenue Pledge and Security Agreement and/or any other Walleye Transaction Document (including without limitation any right or remedy in favor of Walleye thereunder), that: (a) as of the date hereof, Walleye has not entered into a deposit account control agreement with the Company or any of its subsidiaries with respect to any deposit account of the Company and/or any subsidiary of the Company securing the Second Walleye Note Obligations; (b) until the Arena Obligations are paid in full, Walleye shall not (i) enter into any deposit account control agreement with the Company and/or any subsidiary thereof with respect to any deposit account of the Company or any subsidiary thereof in order to secure the Second Walleye Note Obligations or (ii) require the Company or any subsidiary thereof to enter into any deposit account control agreement with respect to any deposit account of the Company or any subsidiary thereof in order to secure the Second Walleye Note Obligations.

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4.	Relative Rights of Arena and Walleye with Respect to Revenue Sweep Subsidiary Pledged Revenues and Non-Eligible Revenues. In reliance upon the representations, covenants and agreements of the Company, the Revenue Sweep Subsidiaries and Walleye in the foregoing paragraph, each of the Arena Purchasers, each in its respective capacity as an Arena Secured Party, the Arena Agent, for and on behalf itself and the Arena Secured Parties, and Walleye hereby agree and acknowledge that:

(a) solely in respect of any Revenue Sweep Subsidiary Pledged Revenue, (i) Walleye’s security interest and Lien in such Revenue Sweep Subsidiary Pledged Revenues to be granted pursuant to the Walleye Revenue Pledge and Security Agreement shall rank senior to any security interests and/or Liens granted to the Arena Secured Parties and/or the Arena Agent for and on behalf of the Arena Secured Parties therein, regardless of time, order or manner of creation and/or perfection, and regardless of whether any such security interest and/or Lien of Walleye, the Arena Secured Parties and/or the Arena Agent on behalf of the Arena Secured Parties has been perfected, (ii) subject to Section 5 below, Walleye’s right and ability to exercise secured creditor rights and remedies with respect to such Revenue Sweep Subsidiary Pledged Revenues pursuant to the Walleye Revenue Pledge and Security Agreement shall be prior in right to any of the Arena Secured Parties’ and the Arena Agent’s secured creditor rights with respect thereto, regardless of time, order or manner of creation and/or perfection, and regardless of whether any of such secured creditor rights and remedies of Walleye, the Arena Secured Parties and/or the Arena Agent on behalf of the Arena Secured Parties has been perfected, (iii) subject to Section 5 below, until the Second Walleye Note Obligations are paid in full, Walleye shall have the exclusive right to exercise rights and remedies, with respect to such Revenue Sweep Subsidiary Pledged Revenues, subject to and in accordance with the terms and conditions of the Walleye Revenue Pledge and Security Agreement and this Agreement; provided, that upon the occurrence of any Event of Default (under and as defined in any of the Arena Notes) and/or any Event of Default (under and as defined in the Second Walleye Note), the proceeds resulting from the exercise of any secured party’s rights with respect to, any such Revenue Sweep Subsidiary Pledged Revenues described in this clause (a), including without limitation in connection with any Insolvency Proceeding (as defined below), shall be applied as follows: (1) first, to the payment of any outstanding Second Walleye Note Obligations, until the Second Walleye Note Obligations are paid in full, and (2) second, to the payment of any outstanding Arena Obligations; and

(b)  solely in respect of any Non-Eligible Revenues of any Revenue Sweep Subsidiary, (i) Arena’s security interest and Lien in such Non-Eligible Revenues granted pursuant to the Arena Transaction Documents shall rank senior to any security interests and/or Liens granted to Walleye therein (if any), regardless of time, order or manner of creation and/or perfection, and regardless of whether any such security interest and/or Lien of Walleye, the Arena Secured Parties and/or the Arena Agent on behalf of the Arena Secured Parties has been perfected, (ii) Arena’s right and ability to exercise secured creditor rights and remedies with respect to such Non-Eligible Revenues pursuant to the Arena Transaction Documents shall be prior in right to any of Walleye’s secured creditor rights with respect thereto (if any), regardless of time, order or manner of creation and/or perfection, and regardless of whether any of such secured creditor rights and remedies of Walleye (if any), the Arena Secured Parties and/or the Arena Agent on behalf of the Arena Secured Parties has been perfected, and (iii) until the Arena Obligations are paid in full, Arena shall have the exclusive right to exercise rights and remedies with respect to such Non-Eligible Revenues, subject to and in accordance with the terms and conditions of the Arena Transaction Documents and this Agreement; provided, that upon the occurrence of any Event of Default (under and as defined in any of the Arena Notes) and/or any Event of Default (under and as defined in the Second Walleye Note), the proceeds resulting from the exercise of any secured party’s rights with respect to, any such Non-Eligible Revenues, including without limitation in connection with any Insolvency Proceeding (as defined below), shall be applied as follows: (1) first, to the payment of any outstanding Arena Obligations, until the Arena Obligations are paid in full, and (2) second, to the payment of any Second Walleye Note Obligations, until the Second Walleye Note Obligations are paid in full, pursuant to the Walleye Transaction Documents and not in violation of this Agreement.

As used in this Agreement, the term “Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, for each of the foregoing events whether under the Title 11 of the United States Code, as amended from time to time, or any similar federal or state law for the relief of debtors.

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5.	Certain Covenants and Agreements of the Parties Regarding Payments of Revenue Sweep Subsidiary Pledged Revenues; Information Sharing and Cooperation.

(a) In furtherance of the foregoing, notwithstanding anything to the contrary set forth herein or in any Arena Transaction Document or any Walleye Transaction Document, each of the Arena Purchasers, each in its respective capacity as an Arena Secured Party, the Arena Agent, for and on behalf itself and the Arena Secured Parties, the Company and each of the Revenue Sweep Subsidiaries hereby agree and acknowledge that, until the Second Walleye Note Obligations are paid in full, upon the occurrence of and during the continuance of any Revenue Sweep Period under the Second Walleye Note, the Revenue Sweep Subsidiaries shall be required and permitted to pay to Walleye any Monthly Revenue Sweep Payments as the same become due and payable during such Revenue Sweep Period under and in accordance with the Second Walleye Note and subject to this Agreement; provided that in the event any Event of Default (under and as defined in the Arena Notes) shall occur and be continuing during the continuance of any such Revenue Sweep Period under the Second Walleye Note, to the extent any Arena Transaction Document, including without limitation any Arena DACA, permits the Arena Agent and/or any Arena Secured Party to exercise control over any deposit account held or maintained by any Revenue Sweep Subsidiary or the Company in which any Subsidiary Pledged Revenues are deposited, the Arena Agent and each applicable Arena Secured Party permitted to exercise control with respect to such deposit account (any such party in such capacity, an “Arena Controlling Party”, collectively, the “Arena Controlling Parties”) agrees and acknowledges that notwithstanding anything to the contrary set forth in this Agreement, any such Arena Controlling Party shall be permitted to exercise control of any such deposit account in accordance with the applicable Arena Transaction Documents, provided that (i) if any such Arena Controlling Party exercises its right to assume control of any such deposit account during such Revenue Sweep Period, such Arena Controlling Party shall, with respect to any Revenue Sweep Subsidiary Pledged Revenues of any Revenue Sweep Subsidiary deposited in such account, direct that, on each Monthly Revenue Sweep Payment Date during such Revenue Sweep Period, the requisite portion of such Revenue Sweep Subsidiary Pledged Revenues be paid to Walleye in the amount necessary to satisfy obligation of the applicable Revenue Sweep Subsidiary to pay the Monthly Revenue Sweep Payment payable to Walleye on such Monthly Revenue Sweep Payment Date; and (ii) if no such Arena Controlling Party exercises its right to assume control of any such deposit account during such Revenue Sweep Period, the Company and/or any applicable Revenue Sweep Subsidiary, as applicable, shall and shall be permitted to, with respect to any Revenue Sweep Subsidiary Pledged Revenues of any Revenue Sweep Subsidiary deposited in such deposit account, pay the requisite portion of such Revenue Sweep Subsidiary Pledged Revenues out of such deposit account to Walleye in the amount necessary to satisfy the obligation of the applicable Revenue Sweep Subsidiary to pay the Monthly Revenue Sweep Payment payable to Walleye on such Monthly Revenue Sweep Payment Date.

(b) To effect the provisions of the foregoing clause (a) of this Section 5, (i) Walleye agrees to provide written notice to the Arena Agent of the occurrence and continuance of any Event of Default (under and as defined under the Walleye Notes) triggering a Revenue Sweep Period concurrently with the provision of any such notice provided to the Company, and (ii) the Arena Agent for and on behalf itself and the Arena Secured Parties, agrees to provide written notice to Walleye of the occurrence of any Event of Default concurrently with the provision of any such notice provided to the Company and to provide Walleye from time to time any other information reasonably necessary to permit the Company and the applicable Controlling Party or Controlling Party, as applicable, to satisfy their obligations under the foregoing clause (a) of this Section 5, including, upon the request of Walleye, information as to any Controlling Party’s election to assume control or to waive any such control right with respect to any applicable deposit account of the Company or any Revenue Sweep Subsidiary as contemplated by the foregoing clause (a) of this Section 5. The parties hereto agree to cooperate and provide to each of the other parties hereto such information as reasonably requested by any other party hereto in order to permit such party to comply with and ensure compliance of the other parties hereto with the provisions of the foregoing clause (a) of this Section 5, including without limitation, (i) in the case of Arena Agent, information requested by the other parties hereto as to the election of any Arena Controlling Party to assume control or to waive any such control right with respect to any applicable deposit account of the Company or any Revenue Sweep Subsidiary, and (ii) with respect to the Company, any relevant financial information with respect to the accounts receivable of the Revenue Sweep Subsidiaries or the Revenue Sweep Subsidiary Pledged Revenues of any Revenue Sweep Subsidiary.

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6.	Limitation on Certain Rights of Arena Secured Parties and Arena Agent with respect to Accounts Receivable of Revenue Sweep Subsidiaries. In furtherance of the foregoing, notwithstanding anything to the contrary set forth in the Arena Transaction Documents, each of the Arena Purchasers, each in its respective capacity as an Arena Secured Party, and the Arena Agent, for and on behalf itself and the Arena Secured Parties agree that, until the Second Walleye Note Obligations are paid in full, with respect to any accounts receivable of any Revenue Sweep Subsidiary generated from sales of goods and/or the provision of services by any such Revenue Sweep Subsidiary occurring after the execution of the Second Walleye Note (“Eligible Accounts Receivable”) , none of the Arena Secured Parties nor the Arena Agent shall exercise any secured creditor rights with respect to any such Eligible Accounts Receivable, including without limitation, the sale by the Arena Agent and/or any of the Arena Secured Parties of any such Eligible Accounts Receivable in connection with any enforcement action brought by or on behalf the Arena Agent and/or any of the Arena Secured Parties; provided that, until the Walleye Obligations are paid in full, in the event of any such exercise of secured creditor rights by the Arena Agent and/or any of the Arena Secured Parties with respect to any such Eligible Accounts Receivable, if the amount of Revenue Sweep Subsidiary Pledged Revenues actually paid by such Revenue Sweep Subsidiary to Walleye on any Monthly Revenue Sweep Payment Date during any Revenue Sweep Period following the date of such exercise of secured creditor rights is less than ten percent (10%) of the amount aggregate amount of such Eligible Accounts Receivable that at any point in time (including but not limited to immediately prior to such exercise by the Arena Agent and/or the applicable Arena Secured Parties of any secured creditor rights with respect to such Eligible Accounts Receivable) were due and payable to such Revenue Sweep Subsidiary during the calendar month immediately preceding such Monthly Revenue Sweep Payment Date, the Arena Agent and/or the applicable Arena Secured Parties shall, promptly and in any event within three (3) Business Days following any such Monthly Revenue Sweep Payment Date, turn over to Walleye the proceeds realized from of any such exercise of secured creditor rights in an amount equal to the difference calculated as (A) ten percent (10%) of the average monthly revenue of such Revenue Sweep Subsidiary during the three (3) calendar months immediately preceding such Monthly Revenue Sweep Payment Date minus (B) the aggregate amount of Revenue Sweep Subsidiary Pledged Revenues actually paid to Walleye by such Revenue Sweep Subsidiary on such Monthly Revenue Sweep Payment Date. As used in this Agreement, the term “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed; provided, for the avoidance of doubt, that no such commercial banks shall be considered to be authorized or required by law or executive order to remain closed as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of such commercial banks are generally open for sue by customers on such day.

7.	Restrictions on Transfer. Each of the Arena Purchasers, each in its respective capacity as an Arena Secured Party, and the Arena Agent, for and on behalf itself and the Arena Secured Parties covenants and agrees that, until the Second Walleye Note Obligations are paid in full, neither the Arena Agent nor any Arena Secured Party shall transfer or assign any of the Arena Obligations to any Person unless the transferee or assignee thereof first agrees in writing with Walleye to be bound by the terms of this Agreement, in form and substance satisfactory to Walleye in its good faith and reasonable discretion. Walleye hereby covenants and agrees that, until the Arena Obligations are paid in full, Walleye shall not transfer or assign any of the Second Walleye Note Obligations to any Person unless the transferee or assignee thereof first agrees in writing with the Arena Agent (acting on behalf of the Arena Secured Parties) to be bound by the terms of this Agreement, in form and substance satisfactory to the Arena Agent in its good faith and reasonable discretion. As used in this Agreement, the term “Person” shall mean shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

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8.	Notices. All notices, requests, demands, and other communications provided for hereunder must be in writing and will be deemed to have been duly given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via e-mail prior to 5:30 p.m. (New York City time) on any Business Day; (b) the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day; (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given, addressed as follows:

If to the Company or any Revenue Sweep Subsidiary:

c/o CAN B̅ CORP.

960 South Broadway, Suite 120

Hicksville, NY 11801

Attention: Marco Alfonsi

e-mail: info@canbiola.com

If to Arena Agent or any Arena Purchaser:

Arena Special Opportunities Partners I, LP

Arena Special Opportunities Fund, LP

c/o Arena Investors, LP

405 Lexington Avenue, 59th Floor

New York, 10174

Attn: Lawrence Cutler, CFO

e-mail: lcutler@arenaco.com

If to Walleye:

Walleye Opportunities Master Fund Ltd

2800 Niagara Lane N.

Plymouth, MN 55447

Attention: William England

e-mail: wengland@walleyecapital.com

or as to the Company or any Revenue Sweep Subsidiary, Walleye, Arena Agent or any of the Arena Purchasers, at such other address as shall be designated by such party in a written notice to the other parties delivered in accordance with this Section 8.

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9.	Rights of First Refusal. If at any time while any of the Arena Notes and/or the Walleye Notes is outstanding, the Company has a bona fide offer of capital or financing from any third party that the Company intends to act upon, then the Company must offer such opportunity on the same terms as such third party’s terms by providing written notice of the offer (an “Offer Notice”) concurrently to the Arena Purchasers, Walleye, Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), Blue Lake Partners, LLC, a Delaware limited liability company (“Blue Lake”), and Fourth Man, LLC, a Nevada limited liability company (“Fourth Man”), subject to the terms of this Section 9. As used in this Section 9, the term “Offerees” shall mean, collectively, (i) the Arena Purchasers (jointly), (ii) Walleye, (iii) Mast Hill, (iv) Blue Lake and (v) Fourth Man, and, each individually an “Offeree”; provided for the avoidance of doubt that for purposes of this Section 9, the Arena Purchasers shall be considered to be a single Offeree. Within five (5) Business Days after receipt of an Offer Notice by any Offeree (the “Offer Response Period”), such Offeree shall notify the Company in writing (an “Offer Response Notice”) of such Offeree’s election to either (A) provide such capital or financing to the Company on the same terms as such third party’s terms (including without limitation matching the aggregate principal amount of such capital or financing proposed to be provided to the Company by such third party) or (B) waive such Offeree’s right to provide such capital or financing to the Company on the same terms as such third party’s terms. If any Offeree fails to deliver an Offer Response Notice to the Borrower prior to the end of the Offer Response Period, time being of the essence, then such Offeree shall be deemed to have elected option (B) above. In the event (x) more than one Offeree elects to provide such capital or financing to the Company on the same terms as such third party’s terms pursuant to Offer Response Notices sent by each such Offeree to the Company within the Offer Response Period, then each such Offeree shall provide a portion of such capital or financing to the Company pro rata in proportion to the respective ROFR Units (as defined below) of such Offerees, and in all other respects on the same terms as such third party’s terms, (y) only one Offeree elects to provide such capital or financing to the Company on the same terms as such third party’s terms pursuant to an Offer Response Notice sent by such Offeree to the Company within the Offer Response Period, then such Offeree shall provide (and none of the other Offerees shall have the right to provide) such capital or financing to the Company on the same terms as such third party’s terms (including without limitation matching the aggregate principal amount of such capital or financing proposed to be provided to the Company by such third party), or (z) none of the Offerees elects to provide such capital or financing to the Company on the same terms as such third party’s terms pursuant to an Offer Response Notice sent to the Company within the Offer Response Period, then the Company may obtain such capital or financing from such third party, provided the Company obtains such capital or financing from such third party upon the exact same terms and conditions set forth in the Offer Notice. If none of the Offerees elects to provide such capital or financing to the Company on the same terms as such third party’s terms pursuant to an Offer Response Notice sent to the Company within the Offer Response Period, and the Company does not receive the capital or financing from such third party in accordance with the foregoing clause (z) within thirty (30) days after the date of the last Offer Notice, so long as any of the Arena Notes and/or the Walleye Notes remains outstanding at such time, the Company must again offer the capital or financing opportunity on the same terms as such third party’s terms by providing written notice of the offer concurrently to each of the Offerees pursuant to a further Offer Notice as described above, and the process detailed above shall be repeated. All Offer Notices required to be sent to the Arena Purchasers and Walleye under this Section 9 must be sent via electronic mail in accordance with Section 8 hereof. For purposes of allocating the opportunity to provide the capital or financing to the Borrower on the same terms as the applicable third party’s terms to the applicable Offerees under clause (x) of the fourth sentence of this Section 9, the Offerees shall be and hereby are allocated units (with respect to each Offeree, such Offeree’s “ROFR Units”) representing the Offerees’ respective rights in connection with any such allocation of the opportunity, with such ROFR Units being allocated to the Offerees in the following amounts: (i) to the Arena Purchasers (as a single Offeree), 3,900,000 ROFR Units, (ii) to Walleye, 2,149,706 ROFR Units, (iii) to Mast Hill, 367,500 ROFR Units, (iv) to Blue Lake, 262,500 ROFR Units, and (v) to Fourth Man, 156,525 ROFR Units.

10.	Each of the Arena Purchasers and the Arena Agent on behalf of the Arena Secured Parties hereby agree and acknowledge that in the event of any conflict between any of the terms and provisions of the Arena Purchase Agreements, the Arena Security Agreement, and/or any other Arena Transaction Document, on one hand, and this Agreement, on the other hand, the terms and conditions of this Agreement shall govern and control. Walleye hereby agrees and acknowledges that in the event of any conflict between any of the terms and provisions of the Walleye Purchase Agreements, the Walleye Notes, the Walleye Revenue Pledge and Security Agreement, and/or any other Walleye Transaction Document, on one hand, and this Agreement, on the other hand, the terms and conditions of this Agreement shall govern and control.

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11.	This Agreement shall bind any successors or assignees of the Arena Agent, each Arena Purchaser (including in its respective capacity as Arena Secured Party), and Walleye. All of the understandings, covenants, and agreements contained herein are solely for the benefit of the Arena Agent, each Arena Purchaser (including in its respective capacity as Arena Secured Party) and Walleye, and there are no other Persons, including the Company or any of its subsidiaries, or any of the other creditors, successors, or assigns of the Company and/or any of its subsidiaries, which are intended to be benefited, in any way, by this Agreement. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company and/or any subsidiary of the Company herein (including without limitation any Revenue Sweep Subsidiary) shall include such Person as debtor and debtor-in-possession and any receiver or trustee for any such Person (as the case may be) in any Insolvency Proceeding.

12.	The provisions of this Agreement are, and are intended solely, for the purposes of defining the relative rights of the Arena Agent and each Arena Purchaser (including in its respective capacity as Arena Secured Party), on the one hand, and Walleye, on the other hand, as between themselves. Subject to this Agreement, (a) as between the Arena Agent and each Arena Purchaser, on one hand, and the Company and its subsidiaries on the other hand, except as specifically set forth herein nothing contained in this Agreement shall impair the obligations of the Company and its subsidiaries under the Arena Transaction Documents, which shall remain absolute and unconditional, and (b) as between Walleye, on one hand, and the Company and the Revenue Sweep Subsidiaries, on the other hand, nothing contained in this Agreement shall impair the obligations of the Company and the Revenue Sweep Subsidiaries under the Walleye Transaction Documents, which shall remain absolute and unconditional.

13.	This Agreement shall continue in full force and effect unless and until all of the Arena Obligations and/or all of the Second Walleye Note Obligations shall be paid in full and shall automatically terminate if and when all of the Arena Obligations and/or all of the Second Walleye Note Obligations are paid in full, provided that all such Arena Obligations and/or Second Walleye Note Obligations shall have been paid in compliance with the terms and conditions of this Agreement. In furtherance of the foregoing, this Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment of any of the Arena Obligations and/or any of the Second Walleye Note Obligations, in whole or in part, are rescinded or must otherwise be restored or refunded by a holder of the Arena Obligations or the Second Walleye Note Obligations, as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made.

14.	This Agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.

15.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. In the event that any executed signature or counterpart of this Agreement is delivered by e-mail delivery of a ‘.pdf’ format data file, such signature or counterpart shall create a valid and binding obligation of the party executing the same (or on whose behalf such signature or counterpart is executed) with the same force and effect as if such ‘.pdf’ signature page or counterpart were an original thereof.

16.	This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles.

[Signature Pages Follow]

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Sincerely,

ARENA SPECIAL OPPORTUNITIES PARTNERS I, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES FUND, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA INVESTORS, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

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Acknowledged and agreed by:

WALLEYE OPPORTUNITIES MASTER FUND LTD

By:	/s/ William England
Name:	William England
Title:	Chief Executive Officer of the Manager

COMPANY:

CAN B̅ CORP.

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer

REVENUE SWEEP SUBSIDIARIES:

DURAMED, INC.

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer

DURAMED MI, LLC

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer of CAN B̅ CORP, as Manager

CO BOTANICALS LLC

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer of CAN B̅ CORP , as Manager

Botanical Biotech LLC

By:	/s/ Marco Alfonsi
Name:	Marco Alfonsi
Title:	Chief Executive Officer of CAN B̅ CORP , as Manager

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EXHIBIT A

Arena-Can B AR Assignment Agreement

[Attached]

EXHIBIT B

Arena-Can B Forbearance Agreement

[Attached]

EXHIBIT C

Form of Second Walleye Note

[Attached]

EXHIBIT D

Form of Walleye Revenue Pledge and Security Agreement

[Attached]